UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 22, 2009

Willis Group Holdings Limited
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-16503	98-0352587
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

c/o Willis Group Limited, 51 Lime Street, London, England and Wales		EC3M 7DQ
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(011) 44-20-3124-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2009, Patrick C. Regan, Chief Financial Officer and Group Chief Operating Officer of Willis Group Holdings Limited ("Willis"), resigned. On October 23, 2009, Willis announced that it has initiated a search for a new Chief Financial Officer to replace Mr. Regan in early 2010. Mr. Regan will remain at Willis through the year-end reporting and regulatory filing process for 2009 as well as to assist with the search for a successor before joining Aviva plc as its new Chief Financial Officer.

A copy of the press release issued by Willis on October 23, 2009 is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Press Release of Willis dated October 23, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Willis Group Holdings Limited

October 23, 2009	By:	Adam G. Ciongoli

Name: Adam G. Ciongoli
Title: Group General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Willis dated October 23, 2009.